Exhibit 99.2
UNS Energy Corporation
2nd Quarter 2013 Supplemental Earnings Information
As of July 30, 2013

TABLE OF CONTENTS
Safe Harbor and Non-GAAP Measures	1
Variance Explanation	2
UNS Energy and TEP O&M	4
TEP Operating Statistics	5
TEP Margin Revenues	7
UNS Electric Operating Statistics	9
UNS Gas Operating Statistics	11
Basic & Diluted Shares Outstanding	13
SAFE HARBOR AND NON-GAAP MEASURES
This document contains forward-looking information that involves risks and uncertainties, which include, but are not limited to: state and federal regulatory and legislative decisions and actions; regional economic and market conditions which could affect customer growth and energy usage; weather variations affecting energy usage; the cost of debt and equity capital and access to capital markets; the performance of the stock market and changing interest rate environment, which affect the value of the company’s pension and other retiree benefit plan assets and the related contribution requirements and expense; unexpected increases in O&M expense; resolution of pending litigation matters; changes in accounting standards; changes in critical accounting estimates; the ongoing restructuring of the electric industry; changes to long-term contracts; the cost of fuel and power supplies; performance of TEP’s generating plants; and other factors listed in UNS Energy’s Form 10-K and 10-Q filings with the Securities and Exchange Commission. The preceding factors may cause future results to differ materially from historical results or from outcomes currently expected by UNS Energy. The forecast assumptions and estimates below are not intended to be a full list of factors which could cause UNS Energy’s future results to differ from current expectations. Please refer to UNS Energy’s SEC filings for more information regarding risks and other uncertainties that could cause current expectations to differ from future results.
The Company’s press releases and other communications may include certain non-Generally Accepted Accounting Principles (GAAP) financial measures. A “non-GAAP financial measure” is defined as a numerical measure of a company’s financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company’s financial statements.
Non-GAAP financial measures utilized by the Company include presentations of revenues, operating expenses, operating income and earnings (loss) per share. The Company uses these non-GAAP measures to evaluate the operations of the Company. Certain non-GAAP financial measures utilized by the Company exclude: the impact of non-recurring items: the effect of accounting changes or adjustments; expenses that are reimbursed by third parties; and other items. The Company’s management believes that these non-GAAP financial measures provide useful information to investors by removing the effect of variances in GAAP reported results of operations that are not indicative of fundamental changes in the earnings or cash flow capacity of the Company’s operations. Management also believes that the presentation of the non-GAAP financial measures is largely consistent with its past practice, as well as industry practice in general, and will enable investors and analysts to compare current non-GAAP measures with non-GAAP measures with respect to prior periods.

UNS ENERGY 2ND QUARTER EARNINGS VARIANCE EXPLANATION

2nd Quarter 2012 UNS Energy Net Income					$26.3
	2nd Quarter		Change
TEP	2013	2012	Pre-Tax	After Tax
	Millions of Dollars
Utility Gross Margin Components:
Retail Margin Revenues(1)	$145.2	$146.3	$(1.1)	(0.7)
L-T Wholesale Margin Revenues(1)	1.3	—	1.3	0.8
Transmission Revenues	3.7	3.9	(0.2)	(0.1)
Total	150.2	150.2	—	—
Other Income Sources:
Operating synergies—Springerville Units 3&4	5.5	5.8	(0.3)	(0.2)
Expenses:
Base O&M(1)	61.2	59.5	1.7	1.0
Depreciation	28.9	27.5	1.4	0.9
Amortization	9.1	10.0	(0.9)	(0.6)
PPFAC Adjustment(2)	3.0	—	3.0	1.8
Total Other Deductions (Income)	1.1	0.7	0.4	0.2
Total Interest Expense	19.9	21.3	(1.4)	(0.9)
Other Line Item Changes	—	0.9	(0.9)	(0.6)
Income Tax Expense(3)	1.7	14.2	NM	(12.5)
TEP Net Income (GAAP)	$30.8	$21.9	NM	$8.9
Change in TEP Net Income					8.9
Other Business Segments—After Tax Amounts
UNS Electric Net Income	$3.8	$4.5	NM	$(0.7)
UNS Gas Net Income	0.3	—	NM	0.3
Millennium Energy Holdings Net Income	0.1	0.4	NM	(0.3)
Other and Consolidating Adjustments	(0.4)	(0.5)	NM	0.1
Total Net Income from Other Business Segments and Consolidating Adjustments	$3.8	$4.4	NM	$(0.6)
Change in UNS Electric, UNS Gas, Millennium Energy Holdings and Other Net Income					(0.6)
2nd Quarter 2013 UNS Energy Net Income					$34.6
(1) Retail Margin Revenues, Long-Term Wholesale Margin and Base O&M are all non-GAAP measures. See the following pages for a reconciliation of these non-GAAP measures.
(2) A one-time credit to retail customers that was approved in TEP's recently completed rate case, recorded to fuel expense during the second quarter of 2013.
(3) A reduction to income tax expense related to a regulatory asset that was recorded during the second quarter of 2013 for deferred tax expenses that will be recovered in future periods.

UNS ENERGY YEAR TO DATE EARNINGS VARIANCE EXPLANATION

YTD June 30, 2012 UNS Energy Net Income					$32.7
	YTD June 30,		Change
TEP	2013	2012	Pre-Tax	After Tax
	Millions of Dollars
Utility Gross Margin Components:
Retail Margin Revenues(1)	$255.1	$251.7	$3.4	2.1
L-T Wholesale Margin Revenues(1)	3.6	1.9	1.7	1.0
Transmission Revenues	7.6	7.8	(0.2)	(0.1)
Total	266.3	261.4	4.9	3.0
Other Income Sources:
Operating synergies—Springerville Units 3&4	10.9	11.5	(0.6)	(0.4)
Expenses:
Base O&M(1)	121.7	119.9	1.8	1.1
Depreciation	57.4	55.0	2.4	1.5
Amortization	18.3	19.6	(1.3)	(0.8)
PPFAC Adjustment(2)	3.0	—	3.0	1.8
Total Other Deductions (Income)	1.1	(0.3)	1.4	0.9
Total Interest Expense	39.9	43.6	(3.7)	(2.3)
Other Line Item Changes	0.6	2.4	(1.8)	(1.1)
Income Tax Expense(3)	2.9	12.3	NM	(9.4)
TEP Net Income (GAAP)	$32.3	$20.4	NM	$11.9
Change in TEP Net Income					11.9
Other Business Segments—After Tax Amounts
UNS Electric Net Income	$6.1	$7.3	NM	$(1.2)
UNS Gas Net Income	7.6	5.4	NM	2.2
Millennium Energy Holdings Net Income	0.4	1.2	NM	(0.8)
Other and Consolidating Adjustments	(0.4)	(1.6)	NM	1.2
Total Net Income from Other Business Segments and Consolidating Adjustments	$13.7	$12.3	NM	$1.4
Change in UNS Electric, UNS Gas, Millennium Energy Holdings and Other Net Income					1.4
YTD June 30, 2013 UNS Energy Net Income					$46.0
(1) Retail Margin Revenues, Long-Term Wholesale Margin and Base O&M are all non-GAAP measures. See the following pages for a reconciliation of these non-GAAP measures.
(2) A one-time credit to retail customers that was approved in TEP's recently completed rate case, recorded to fuel expense during the second quarter of 2013.
(3) A reduction to income tax expense related to a regulatory asset that was recorded during the second quarter of 2013 for deferred tax expenses that will be recovered in future periods.

UNS ENERGY AND TEP O&M

UNS Energy	Quarter Ended June 30,		YTD June 30,
O&M Components	2013	2012	2013	2012
	Millions of Dollars		Millions of Dollars
UNS Energy Base O&M (Non-GAAP) (1)	71.1	68.1	$140.4	$137.0
Reimbursed O&M Related to Springerville Units 3 and 4	16.5	13.3	30.3	26.6
O&M Related to Customer-funded Renewable Energy and DSM Programs	7.5	9.5	14.3	21.6
UNS Energy O&M (GAAP)	$95.1	$90.9	$185.0	$185.2

TEP	Quarter Ended June 30,		YTD June 30,
O&M Components	2013	2012	2013	2012
	Millions of Dollars		Millions of Dollars
TEP Base O&M (Non-GAAP) (1)	$61.2	$59.5	$121.7	$119.9
O&M Included in Other Expense	(1.7)	(1.2)	(3.5)	(2.1)
Reimbursed O&M Related to Springerville Units 3 and 4	16.5	13.3	30.3	26.6
O&M Related to Customer-funded Renewable Energy and DSM Programs	6.0	7.1	11.3	16.7
TEP O&M (GAAP)	$82.0	$78.7	$159.8	$161.1

(1) Base O&M, a non-GAAP financial measure, should not be considered as an alternative to Other O&M, which is determined in accordance with GAAP. We believe Base O&M provides useful information to investors because it represents the fundamental level of operating and maintenance expense related to our core utility business. Base O&M excludes expenses that are directly offset by revenues collected from customers and other third parties.

TEP—OPERATING STATISTICS

	Three Months Ended June 30,
	2013	2012	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	370,406	367,824	2,582	0.7%
Commercial	36,258	36,226	32	0.1%
Industrial	620	633	(13)	(2.1)%
Mining	2	2	—	—%
Other	62	62	—	—%
Total	407,348	404,747	2,601	0.6%
RETAIL SALES—MWH
Residential	1,001,793	1,022,359	(20,566)	(2.0)%
Commercial	536,754	538,608	(1,854)	(0.3)%
Industrial	542,602	543,750	(1,148)	(0.2)%
Mining	258,495	269,814	(11,319)	(4.2)%
Other	69,797	65,449	4,348	6.6%
Total	2,409,441	2,439,980	(30,539)	(1.3)%
RETAIL USAGE—KWH/CUSTOMER
Residential	2,705	2,779	(74)	(2.7)%
Commercial	14,804	14,868	(64)	(0.4)%
Industrial	875,165	859,005	16,160	1.9%
Mining	129,247,500	134,907,000	(5,659,500)	(4.2)%
Other	1,125,758	1,055,629	70,129	6.6%
Total	5,915	6,028	(113)	(1.9)%
WEATHER—COOLING DEGREE DAYS
Actual	577	566	11	1.9%
10-Year Average	463	452
% Change Actual vs. 10-Year Avg.	24.6%	25.2%
ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Index—$/MWh
On Peak	$37.70	$25.62	$12.08	47.2%
Off Peak	$27.36	$16.35	$11.01	67.3%
Avg. Natural Gas Prices
Permian Index—$/MMBtu	$3.84	$2.19	$1.65	75.3%
Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

TEP—OPERATING STATISTICS

	Six Months Ended June 30,
	2013	2012	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	370,096	367,615	2,481	0.7%
Commercial	36,235	36,212	23	0.1%
Industrial	624	633	(9)	(1.4)%
Mining	2	2	—	—%
Other	62	62	—	—%
Total	407,019	404,524	2,495	0.6%
RETAIL SALES—MWH
Residential	1,794,774	1,752,698	42,076	2.4%
Commercial	939,423	934,179	5,244	0.6%
Industrial	1,016,051	1,012,703	3,348	0.3%
Mining	528,154	542,794	(14,640)	(2.7)%
Other	126,509	115,649	10,860	9.4%
Total	4,404,911	4,358,023	46,888	1.1%
RETAIL USAGE—KWH/CUSTOMER
Residential	4,849	4,768	81	1.7%
Commercial	25,926	25,797	129	0.5%
Industrial	1,628,287	1,599,847	28,440	1.8%
Mining	264,077,000	271,397,000	(7,320,000)	(2.7)%
Other	2,040,468	1,865,306	175,162	9.4%
Total	10,822	10,773	49	0.5%
WEATHER—COOLING DEGREE DAYS
Actual	577	566	11	1.9%
10-Year Average	464	453
% Change Actual vs. 10-Year Avg.	24.4%	24.9%
ENERGY MARKET INDICATORS
Avg. Wholesale Power Prices
Palo Verde Index—$/MWh
On Peak	$34.85	$25.31	$9.54	37.7%
Off Peak	$26.97	$17.78	$9.19	51.7%
Avg. Natural Gas Prices
Permian Index—$/MMBtu	$3.63	$2.29	$1.34	58.5%
Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

TEP—RETAIL AND WHOLESALE MARGIN REVENUES

	Three Months Ended June 30,
	2013	2012	Incr (Decr)	% Change
RETAIL REVENUES—$ MILLIONS
Retail Margin Revenues:(1)
Residential	$65.5	$66.9	(1.4)	(2.1)%
Commercial	44.0	44.2	(0.2)	(0.5)%
Industrial	24.1	23.9	0.2	0.8%
Mining	8.0	8.0	—	—%
Other	3.6	3.3	0.3	9.1%
Total	$145.2	$146.3	$(1.1)	(0.8)%
RES & DSM Revenues	11.8	9.6	2.2	22.9%
Fuel and Purchased Power Revenues:
Recovered from Customers	86.6	91.9	(5.3)	(5.8)%
Total Retail Revenues	$243.6	$247.8	$(4.2)	(1.7)%
RETAIL REVENUES—CENTS / KWH
Average Retail Margin Rate (Cents/kWh):
Residential	6.54	6.54	—	—%
Commercial	8.20	8.21	(0.01)	(0.1)%
Industrial	4.44	4.40	0.04	0.9%
Mining	3.09	2.97	0.12	4.0%
Other	5.16	5.04	0.12	2.4%
Average Retail Margin Revenue	6.03	6.00	0.03	0.5%
Average RES & DSM Revenue	0.49	0.39	0.10	25.6%
Average Fuel and Purchased Power Revenue
Recovered from Customers	3.59	3.77	(0.18)	(4.8)%
Total Average Retail Revenue	10.11	10.16	(0.05)	(0.5)%
LONG-TERM WHOLESALE MARGIN (Non-GAAP)—$ MILLIONS(2)
Long-Term Wholesale Margin Revenues (Non-GAAP)	$1.3	$—	$1.3	N/M
Fuel and Purchased Power Expense Allocated to Long-Term Wholesale Revenues	4.0	4.9	(0.9)	(18.4)%
Long-Term Wholesale Revenues	$5.3	$4.9	$0.4	8.2%
Wholesale Transmission Revenues	3.7	3.9	(0.2)	(5.1)%
Short-term Wholesale Revenues	20.5	13.5	7.0	51.9%
Electric Wholesale Sales (GAAP)	$29.5	$22.3	$7.2	32.3%
(1) Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Net Electric Retail Sales, which is determined in accordance with GAAP. Retail Margin Revenues excludes: (i) revenues collected from retail customers that are directly offset by expenses recorded in other line items; and (ii) revenues collected from third parties that are unrelated to kWh sales to retail customers. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.
(2) Long-Term Wholesale Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Electric Wholesale Sales, which is determined in accordance with GAAP. We believe the change in Long-Term Wholesale Margin Revenues between periods provides useful information to investors because it demonstrates the underlying profitability of TEP’s long-term wholesale sales contracts. Long-Term Wholesale Margin Revenues represents the portion of long-term wholesale revenues available to cover the operating expenses of our core utility business.

Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

TEP—RETAIL AND WHOLESALE MARGIN REVENUES

	Six Months Ended June 30,
	2013	2012	Incr (Decr)	% Change
RETAIL REVENUES—$ MILLIONS
Retail Margin Revenues:(1)
Residential	$115.5	$113.0	2.5	2.2%
Commercial	75.3	74.9	0.4	0.5%
Industrial	43.5	43.5	—	—%
Mining	14.5	14.5	—	—%
Other	6.3	5.8	0.5	8.6%
Total	$255.1	$251.7	$3.4	1.4%
RES & DSM Revenues	22.6	21.4	1.2	5.6%
Fuel and Purchased Power Revenues
Recovered from Customers	150.8	141.0	9.8	7.0%
Total Retail Revenues	$428.5	$414.1	$14.4	3.5%
RETAIL REVENUES—CENTS / KWH
Average Retail Margin Rate (Cents/kWh):
Residential	6.44	6.45	(0.01)	(0.2)%
Commercial	8.02	8.02	—	—%
Industrial	4.28	4.30	(0.02)	(0.5)%
Mining	2.75	2.67	0.08	3.0%
Other	4.98	5.02	(0.04)	(0.8)%
Average Retail Margin Revenue	5.79	5.78	0.01	0.2%
Average RES & DSM Revenue	0.51	0.49	0.02	4.1%
Average Fuel and Purchased Power Revenue
Recovered from Customers	3.42	3.24	0.18	5.6%
Total Average Retail Revenue	9.72	9.51	0.21	2.2%
LONG-TERM WHOLESALE MARGIN (Non-GAAP)—$ MILLIONS(2)
Long-Term Wholesale Margin Revenues (Non-GAAP)	$3.6	$1.9	$1.7	89.5%
Fuel and Purchased Power Expense Allocated to Long-Term Wholesale Revenues	9.5	9.7	(0.2)	(2.1)%
Long-Term Wholesale Revenues	$13.1	$11.6	$1.5	12.9%
Wholesale Transmission Revenues	7.6	7.8	(0.2)	(2.6)%
Short-term Wholesale Revenues	43.2	32.6	10.6	32.5%
Electric Wholesale Sales (GAAP)	$63.9	$52.0	$11.9	22.9%
(1) Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Net Electric Retail Sales, which is determined in accordance with GAAP. Retail Margin Revenues excludes: (i) revenues collected from retail customers that are directly offset by expenses recorded in other line items; and (ii) revenues collected from third parties that are unrelated to kWh sales to retail customers. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.
(2) Long-Term Wholesale Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Electric Wholesale Sales, which is determined in accordance with GAAP. We believe the change in Long-Term Wholesale Margin Revenues between periods provides useful information to investors because it demonstrates the underlying profitability of TEP’s long-term wholesale sales contracts. Long-Term Wholesale Margin Revenues represents the portion of long-term wholesale revenues available to cover the operating expenses of our core utility business.

Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

UNS ELECTRIC—OPERATING STATISTICS

	Three Months Ended June 30,
	2013	2012	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	81,338	80,795	543	0.7%
Commercial	10,562	10,448	114	1.1%
Industrial	18	21	(3)	(14.3)%
Mining	2	2	—	—%
Other	533	475	58	12.2%
Total	92,453	91,741	712	0.8%
RETAIL SALES—MWH
Residential	201,169	204,528	(3,359)	(1.6)%
Commercial	169,498	167,466	2,032	1.2%
Industrial	49,030	55,202	(6,172)	(11.2)%
Mining	16,032	27,584	(11,552)	(41.9)%
Other	372	378	(6)	(1.6)%
Total	436,101	455,158	(19,057)	(4.2)%
RETAIL USAGE—KWH/CUSTOMER
Residential	2,473	2,531	(58)	(2.3)%
Commercial	16,048	16,029	19	0.1%
Industrial	2,723,889	2,628,667	95,222	3.6%
Mining	8,016,000	13,792,000	(5,776,000)	(41.9)%
Other	698	796	(98)	(12.3)%
Total	4,717	4,961	(244)	(4.9)%
RETAIL REVENUES—MILLIONS
Retail Margin Revenues:
Residential	$7.8	$7.9	$(0.1)	(1.3)%
Commercial	7.7	7.8	(0.1)	(1.3)%
Industrial	2.0	2.3	(0.3)	(13.0)%
Mining	1.0	1.7	(0.7)	(41.2)%
Other	0.1	0.1	—	—%
Total Retail Margin Revenues (Non-GAAP)(1)	$18.6	$19.8	$(1.2)	(6.1)%
RES & DSM Revenues	2.0	2.7	(0.7)	(25.9)%
Fuel and Purchased Power Revenues	21.2	21.8	(0.6)	(2.8)%
Total Retail Revenues	$41.8	$44.3	$(2.5)	(5.6)%
WEATHER—COOLING DEGREE DAYS
Actual	1,221	1,227	(6)	(0.5)%
10-Year Average	1,029	1,056
% Change Actual vs. 10-Year Avg.	18.7%	16.2%

(1)Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Retail Revenues, which is determined in accordance with GAAP. Retail Margin Revenues exclude revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

UNS ELECTRIC—OPERATING STATISTICS

	Six Months Ended June 30,
	2013	2012	Incr (Decr)	% Change
AVG. ELECTRIC CUSTOMERS
Residential	81,339	80,792	547	0.7%
Commercial	10,547	10,433	114	1.1%
Industrial	19	21	(2)	(9.5)%
Mining	2	2	—	—%
Other	532	455	77	16.9%
Total	92,439	91,703	736	0.8%
RETAIL SALES—MWH
Residential	391,381	375,226	16,155	4.3%
Commercial	297,123	298,526	(1,403)	(0.5)%
Industrial	91,379	108,445	(17,066)	(15.7)%
Mining	29,232	55,185	(25,953)	(47.0)%
Other	927	808	119	14.7%
Total	810,042	838,190	(28,148)	(3.4)%
RETAIL USAGE—KWH/CUSTOMER
Residential	4,812	4,644	168	3.6%
Commercial	28,171	28,614	(443)	(1.5)%
Industrial	4,809,421	5,164,048	(354,627)	(6.9)%
Mining	14,616,000	27,592,500	(12,976,500)	(47.0)%
Other	1,742	1,776	(34)	(1.9)%
Total	8,763	9,140	(377)	(4.1)%
RETAIL REVENUES—MILLIONS
Retail Margin Revenues:
Residential	$15.1	$14.5	$0.6	4.1%
Commercial	14.0	14.1	(0.1)	(0.7)%
Industrial	3.9	4.6	(0.7)	(15.2)%
Mining	2.5	3.4	(0.9)	(26.5)%
Other	0.1	0.1	—	—%
Total Retail Margin Revenues (Non-GAAP)(1)	$35.6	$36.7	$(1.1)	(3.0)%
RES & DSM Revenues	3.7	5.6	(1.9)	(33.9)%
Fuel and Purchased Power Revenues	38.5	41.1	(2.6)	(6.3)%
Total Retail Revenues	$77.8	$83.4	$(5.6)	(6.7)%
WEATHER—COOLING DEGREE DAYS
Actual	1,304	1,274	30	2.4%
10-Year Average	1,074	1,101
% Change Actual vs. 10-Year Avg.	21.4%	15.7%

(1)Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Retail Revenues, which is determined in accordance with GAAP. Retail Margin Revenues exclude revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

UNS GAS —OPERATING STATISTICS

	Three Months Ended June 30,
	2013	2012	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	136,028	134,618	1,410	1.0%
Commercial	11,368	11,287	81	0.7%
Industrial	22	22	—	—%
All Other	1,105	1,123	(18)	(1.6)%
Total	148,523	147,050	1,473	1.0%
RETAIL SALES—THOUSANDS OF THERMS
Residential	8,815	8,621	194	2.3%
Commercial	5,141	5,015	126	2.5%
Industrial	554	462	92	19.9%
All Other	715	652	63	9.7%
Total	15,225	14,750	475	3.2%
RETAIL USAGE—THERMS/CUSTOMER
Residential	65	64	1	1.6%
Commercial	452	444	8	1.8%
Industrial	25,182	21,000	4,182	19.9%
All Other	647	581	66	11.4%
Total	103	100	3	3.0%
RETAIL REVENUES—MILLIONS
Retail Margin Revenues:
Residential	$7.1	$6.9	$0.2	2.9%
Commercial	2.1	2.1	—	—%
All Other	0.4	0.3	0.1	33.3%
Total Retail Margin Revenues (Non-GAAP)(1)	$9.6	$9.3	$0.3	3.2%
DSM Revenues	0.2	0.2	—	—%
Transport/NSP Revenues	4.4	3.8	0.6	15.8%
Fuel Revenues:
Recovered from Customers	7.6	8.2	(0.6)	(7.3)%
Total Gas Revenues	$21.8	$21.5	$0.3	1.4%
WEATHER—HEATING DEGREE DAYS
Actual	480	437	43	9.8%
10-Year Average	560	551
% Change Actual vs. 10-Year Avg.	(14.3)%	(20.7)%
(1)Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Retail Revenues, which is determined in accordance with GAAP. Retail Margin Revenues exclude revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

UNS GAS —OPERATING STATISTICS

	Six Months Ended June 30,
	2013	2012	Incr (Decr)	% Change
AVG. GAS CUSTOMERS
Residential	136,233	134,852	1,381	1.0%
Commercial	11,426	11,327	99	0.9%
Industrial	22	22	—	—%
All Other	1,111	1,122	(11)	(1.0)%
Total	148,792	147,323	1,469	1.0%
RETAIL SALES—THOUSANDS OF THERMS
Residential	43,701	39,378	4,323	11.0%
Commercial	16,891	15,818	1,073	6.8%
Industrial	1,284	1,075	209	19.4%
All Other	3,859	3,505	354	10.1%
Total	65,735	59,776	5,959	10.0%
RETAIL USAGE—THERMS/CUSTOMER
Residential	321	292	29	9.9%
Commercial	1,478	1,396	82	5.9%
Industrial	58,364	48,864	9,500	19.4%
All Other	3,473	3,124	349	11.2%
Total	442	406	36	8.9%
RETAIL REVENUES—MILLIONS
Retail Margin Revenues:
Residential	$22.9	$20.8	$2.1	10.1%
Commercial	6.1	5.6	0.5	8.9%
All Other	1.4	1.2	0.2	16.7%
Total Retail Margin Revenues (Non-GAAP)(1)	$30.4	$27.6	$2.8	10.1%
DSM Revenues	0.5	0.4	0.1	25.0%
Transport/NSP Revenues	8.7	7.4	1.3	17.6%
Fuel Revenues:
Recovered from Customers	33.8	36.7	(2.9)	(7.9)%
Total Gas Revenues	$73.4	$72.1	$1.3	1.8%
WEATHER—HEATING DEGREE DAYS
Actual	2,668	2,450	218	8.9%
10-Year Average	2,643	2,654
% Change Actual vs. 10-Year Avg.	0.9%	(7.7)%
(1)Retail Margin Revenues, a non-GAAP financial measure, should not be considered as an alternative to Total Gas Revenues, which is determined in accordance with GAAP. Retail Margin Revenues excludes revenues collected from retail customers that are directly offset by expenses recorded in other line items. We believe the change in Retail Margin Revenues between periods provides useful information to investors because it demonstrates the underlying revenue trend and performance of our core utility business. Retail Margin Revenues represents the portion of retail operating revenues available to cover the operating expenses of our core utility business.

Note: Some items above are calculated on un-rounded data and may not precisely correspond to data shown in table.

BASIC AND DILUTED SHARES OUTSTANDING

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	Thousands of Dollars
Numerator:
Net Income	$34,618	$26,273	$45,963	$32,749
Income from Assumed Conversion of Convertible Senior Notes (1)	—	237	—	1,100
Adjusted Net Income Available for Diluted Common Stock Outstanding	$34,618	$26,510	$45,963	$33,849

	Thousands of Shares
Denominator:
Weighted Average Shares of Common Stock Outstanding:
Common Shares Issued	41,427	40,322	41,404	39,107
Fully Vested Deferred Stock Units	171	149	165	144
Total Weighted Average Common Stock Outstanding – Basic	41,598	40,471	41,569	39,251
Effect of Dilutive Securities:
Convertible Senior Notes (1)	—	909	—	2,125
Options and Stock Issuable Under Share-Based Compensation Plans	323	250	329	270
Total Weighted Average Common Stock Outstanding – Diluted	41,921	41,630	41,898	41,646

(1) In 2012, the Convertible Senior Notes were converted to Common Stock or redeemed for cash.

We excluded the following outstanding stock options, with an exercise price above market, from our diluted EPS computation as their effect would be anti-dilutive:

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
	Thousands of Shares
Stock Options	—	101	—	101